Note 21 - Long-term Incentive Arrangement	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Long-term Incentive Arrangement [Text Block]
21.	Long-term incentive arrangement

On April 16, 2021, after receiving approval from 95% of disinterested shareholders, the Company settled the Management Services Agreement (the “MSA”), including the Long-Term Incentive Arrangement (the “LTIA”), originally entered into on February 1, 2004 between the Company, Jay S. Hennick (the Company’s Chairman & Chief Executive Officer) and Jayset Management CIG Inc., a corporation controlled by Mr. Hennick (the “Transaction”). In addition, the Transaction established an orderly timeline for the elimination of the Company’s dual class voting structure by no later than September 1, 2028. The Company, under the terms of the Transaction (a) paid US$96,200 (C$120,300) in cash and (b) issued a total of 3,572,858 Subordinate Voting Shares to an entity controlled by Mr. Hennick. The total purchase price was determined by applying the formula provided in the existing MSA for the LTIA using a price of US$106.40 per share (which is the volume weighted average price of the Subordinate Voting Shares on the Toronto Stock Exchange for the period from February 11, 2021, through to and including February 25, 2021, converted to US dollars). Subsequent to the completion of the Transaction, the MSA was terminated thereby eliminating the LTIA and all future fees and other entitlements owing thereafter. The settlement of the LTIA was considered a modification of a share-based payment arrangement, which was accounted for as compensation expense and presented separately as settlement of long-term incentive arrangement in the Company’s Consolidated Statements of Earnings. The net cash impact was included in operating activities in the Company’s Consolidated Statements of Cash Flows.